                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: August 14, 2002
              Date of Earliest Event Reported: August 14, 2002


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

Item 9.    Regulation FD Disclosure

On August 14, 2002, The Pep Boys - Manny, Moe & Jack submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings in accordance with the SECs June 27, 2002 Order requiring the filing of sworn statements pursuant to
Section 21(a)(1) of the Securities and Exchange Act of 1934.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibits are filed with this report.

Exhibit No. 99.1                Statement under Oath of Principal Executive
                                Officer Regarding Facts and Circumstances
                                Relating to Exchange Act Filings

Exhibit No. 99.2                Statement under Oath of Principal Financial
                                Officer Regarding Facts and Circumstances
                                Relating to Exchange Act Filings

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ Mitchell G. Leibovitz
                               --------------------------------------
                               Mitchell G. Leibovitz
                               Chairman
                               and Chief Executive Officer


Date:  August 14, 2002

                                  EXHIBIT INDEX


Exhibit
Number                          Description
-------                         --------------

99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings